TRANSFER AND ASSIGNMENT OF INTELLECTUAL PROPERTY

This AGREEMENT FOR TRANSFER AND ASSIGNMENT OF INTELLECTUAL PROPERTY (“Agreement”) is made and entered into as of February 21, 2014 (the “Effective Date”), between Pencil Pig Ltd, a company incorporated in Malta (“PPL”) and Mark Flores Martin, an individual residing in Malta (“Flores”)(PPL and Flores shall collectively be referred to herein as the “Assignors”) and 3D Pioneer Systems, Inc., a Nevada corporation (“Assignee”).

RECITALS

WHEREAS, Assignors are the collective owners of all right, title and interest in an internet game entitled Tangled Tut (“Tut”);

WHEREAS, Assignee wishes to acquire all right, interest and title in Tut in exchange for 7,000,000 shares of restricted common stock (“Shares”), based upon the terms and conditions set forth herein;

WHEREAS, because PPL is a wholly owned entity by Flores, all the Shares shall be issued in the name of Flores;

THEREFORE, in consideration of the above recitals and of the mutual promises and conditions in this Agreement, and other valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

AGREEMENT

1.                  Description of Intellectual Property. Assignors are the owner of all right, title and interest in Tut, including but not limited to all patents, trademarks, domain  names,  registered designs, copyright (including  without  limitation  to  the  foregoing  generality  rights in  computer  software,  object  and  source  code),  rights  in the nature  of  copyright, database rights,  semi-conductor topography rights,  unregistered  design  rights,  rights  in  and  to trade  names,  business names,  product  names  and  logos, inventions,  databases,  discoveries,  specifications, formulae, processes,  know how,  trade  secrets,  confidential  information and  any analogous  or  similar  right  in  any jurisdiction  (whether any  such  rights  referred to  in  this  are  registered, unregistered,   registrable   or   not,   and   any  applications   or rights  to  apply  for  registration  of  any  of  them  together  with any  registered  rights  resulting  from  any  such  applications  or rights  to apply  for registration) of Tut (collectively, the “Intellectual Property”).

2.                  Transfer And Assignment. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in exchange for 7,000,000 shares of restricted common stock of Assignee (the “Shares”), Assignors hereby assign and transfer to Assignee all of Assignor’s right, title and interest in the Intellectual Property, together with all rights to secure registrations, renewals, reissues, and extensions of the copyrights, patents, and trademark rights included therein, if any.

3.                  Warranties And Representations.

a.       Assignors hereby covenants, warrants, and represents to Assignee that for good and valuable consideration, the receipt of which is hereby acknowledged:

                                                              i.      Assignors are the sole owner of and has the exclusive right to use the Intellectual Property, free and clear of any liens, encumbrances, licenses, or claims of any nature, and has made no agreement with respect to the Intellectual Property that is in conflict with this Agreement.

                                                            ii.      Except as specified in Paragraph 1 of this Agreement, no other registration has been effected or is on file with the appropriate governmental agencies with respect to the Intellectual Property.

                                                    iii.            Since Flores, one of the Assignors is an individual, Flores agrees to authorize and direct his or her heirs and personal representatives to make and execute any instrument and perform any legal act that Assignee may deem necessary to secure the registration, or any renewal or extension to the registration, of the Intellectual Property, as applicable.

b.      Because the Shares shall be issued in the name of Flores, in regards to the Shares, Flores individually covenants, warrants, and represents to Assignee that for good and valuable consideration, the receipt of which is hereby acknowledged:

                                                              i.      Flores is not a U.S. Person as further defined in Exhibit “A”, attached hereto, and incorporated by reference herein.  Therefore, the Shares will be acquired for investment for the Flores own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of Regulation S of the Securities Act of 1933, as amended (“Securities Act”), and Flores has no present intention of selling, granting any participation in or otherwise distributing the same.

                                                            ii.      Flores understands that the acquisition of the Shares involves substantial risk. Flores has experience as an investor in securities of companies and acknowledges that it is able to fend for himself, can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment and protecting its own interests in connection with this investment.

                                                          iii.      Flores understands that (i) the Shares are characterized as "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Assignee in a transaction not involving a public offering and (ii) under the Securities Act and applicable rules and regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. Flores is familiar with Regulation S and Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby.  Flores agrees to resell the Shares only in accordance with Regulation S of the Securities Act, registration or an exemption from registration therefrom.

                                                       iv.         Flores understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

                                                            v.      Unless registered with the Securities and Exchange Commission (“SEC”), the Shares will bear a legend in substantially in the following form:

“The securities represented by this certificate have been issued pursuant to regulation s promulgated under the U.S. Securities act of 1933, as amended (the “Act”). As such, the securities represented by this certificate are “restricted securities” and may not be sold, offered for sale, transferred, assigned, pledged, hypothecated or otherwise transferred or disposed of other than (i) pursuant to an effective registration statement as to the shares represented by this certificate under the Act, (ii) outside the united states in an offshore transaction in compliance with rule 904 under the act, (iii) pursuant to rule 144 under the act, or (iv) pursuant to another available exemption from the registration requirements of the Act. The holder hereof agrees that (a) any hedging transaction with respect to the securities represented by this certificate will be conducted in compliance with the Act and (b) it will deliver, or cause to be delivered, to each person to whom the securities represented by this certificate are transferred a notice substantially to the effect of this legend. As used herein, the terms “offshore transaction” and “united states” have the respective meanings assigned to them in regulation s under the Act.”

Flores hereby acknowledges and agrees to Assignee making a notation on its records or giving instructions to the registrar and transfer agent of the Assignee in order to implement the restrictions on transfer set forth and described in this Agreement.

4.                  Indemnification.  Assignors shall indemnify, defend, and hold harmless Assignee, and its officers, directors, shareholders, employees, agents, attorneys and representatives against all liability, demands, claims, costs, losses, damages, recoveries, settlements, and expenses (including interest, penalties, attorney fees, accounting fees, and expert witness fees) incurred by Assignee, known or unknown, contingent or otherwise, directly or indirectly incurred on account of or arising out of:

a.       Any breach of this Agreement, or any breach or inaccuracy in Assignors’ representations, warranties or agreements herein;

b.      Any disposition of the Shares contrary to any of Assignors’ representations, warranties or agreements herein;

c.       Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements was inaccurate, misleading, or otherwise cause for obtaining damages or redress from the Assignee or any director, officer, or representative of the Assignee under the Securities Act, or (ii) any disposition of the Shares.

5.                  Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Nevada.

6.                  Entire Agreement. This Agreement, together with all exhibit(s) and schedule(s) hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

7.                  Assignment and Binding Effect.  No party shall assign this Agreement to any extent without the written consent of the other Parties hereto.  Subject to the forgoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

8.                  Amendments and Waiver. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of all of the parties hereto.

9.                  Invalidity and Severability.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this Agreement which are intended to be, and shall be deemed, severable.

10.              Further Instruments and Assurances.  The Parties will execute and deliver all such other and further instruments and documents as may be necessary or desirable to carry out the purposes of this Agreement.

11.              Notices.  All notices, requests, demands, claims, and other communications hereunder shall be in writing.  Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

IF TO ASSIGNORS:

Mark Flores Martin
41, Flat 1, Marina Flats
Sir Augustus Bartolo Street, Ta’ Xbiex, Malta

Pencil Pig Ltd.
41, Flat 1, Marina Flats
Sir Augustus Bartolo Street, Ta’ Xbiex, Malta

IF TO ASSIGNEE:

3D Pioneer Systems, Inc.
Attn: Alexandros Tsingos
22 Hanover Square
West Central, London UK W1S 1JP

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy or ordinary mail) other than electronic mail, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

12.              Counterparts.  This Agreement and any amendments hereto may be executed in any number of counterparts, all of which taken together shall constitute a single original instrument.  In any action or proceeding any photographic, photostatic or other copy of this Agreement may be entered into evidence.

13.              Headings.  The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

14.              Interpretation.  This Agreement is the product of negotiation and shall be deemed to be drafted by all of the parties hereto and shall not be construed in favor of any particular party, but shall be construed neutrally and by the plain meaning of its language.  Each party executing this Agreement represents and warrants that he or it does so with full knowledge of his or its rights, having a full opportunity to undertake whatever discovery or investigation they desired, and after receiving independent legal advice from their attorney(s) with respect to the agreements herein and all rights, which are herein settled.  Each party further warrants, represents and agrees that he or it has not relied upon any representation or statement of fact or opinion by any other party, their agents or attorneys.

[Signatures to follow on the next page.]

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date a set forth above.

ASSIGNORS:
PENCIL PIG LTD a company formed under the laws of Malta

/s/Mark Flores Martin
By:	Mark Flores martin
Its:	Chief Executive Officer

/s/Mark Flores Martin
Mark Flores Martin

ASSIGNEE:

3D PIONEER SYSTEMS, INC.

/s/Alexandros Tsingos
By:	Alexandros Tsingos
Its:	Chief Executive Officer

Exhibit “A”

NON-U.S. PERSON

By executing the Agreement, Assignee represents and warrants to the Assignors that they are not a “U.S. Person” as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”); and specifically Assignee is not:

  a natural person resident in the United States of America, including its territories and possessions (“United States”);

  a partnership or corporation organized or incorporated under the laws of the United States;

  an estate of which any executor or administrator is a U.S. Person;

  a trust of which any trustee is a U.S. Person;

  an agency or branch of a foreign entity located in the United States;

  a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

  a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

  a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

  the Assignors was not offered the Shares in the United States;

  if at the time the buy-order for the Shares was originated, the Assignors was outside the United States; and

  the Assignors is purchasing the Shares for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the Shares has not been pre- arranged with a purchaser in the United States.